FOOL ON THE HILL
An Investment Opinion

A Foolishly Managed Mutual Fund

By Bill Barker (TMF Max)
February 24, 2000


I wrote most of the Fool's School material for the Mutual Fund area on this site, which basically says, beginning, middle and end -- "buy an index fund." I think maybe, just possibly, we may need to add a little more depth to that analysis.

Don't get me wrong -- the managed mutual fund industry as a whole is not primarily constructed to maximize returns to shareholders, and that is a statement as to which reasonable minds simply cannot differ. Managed equity mutual funds on average deliver somewhere between 2.5 and 3.0% less per year than the stock market does, which over time means a lot. When you buy shares of managed mutual funds, you're buying something with an expected return of about halfway between stocks and bonds -- but all the risks of stocks. Here's one very good article by John Bogle spelling out the results of mutual funds.

The differential between the returns of mutual funds and the market in general makes perfect mathematical sense. Mutual funds more or less are the stock market. When you consider the fact that there is now over $4 trillion in domestic equity mutual funds, that's an amount of money which on a performance basis, before costs, over time has to match the market. In fact, studies show that mutual fund managers aren't in any way bad at picking stocks -- they are absolutely totally average. Once you factor in the costs charged by the funds, the costs involved in the spreads and commissions of trading stocks, and the costs of leaving money in cash and trying to time the market, the total differential between mutual funds and the Wilshire 5000 is a perfect match. Again, and as always, refer to John Bogle's writings for the comprehensive analysis.

Despite the plethora of vapid newsstand magazine covers devoted to "The Top Ten Mutual Funds For Market Timers Who Wish to Chase Past Performance" or some other such stupidity, "buy an index fund" is pretty close to the state-of-the-art advice when it comes to picking a mutual fund. But painting every single mutual fund as either Wise or unFoolish is perhaps a bit too broad. After all, if we accept the notion that anything that genuinely passes the three stage test of "Educate, Amuse, Enrich" qualifies as Foolish, then there is, at the very least, one mutual fund that more than adequately qualifies in this writer's mind. (As an aside, for the 2001 version of the Fool's page-a-day calendar I have a day entitled "The Top Five Rejected Mottoes for The Motley Fool." The #1 answer is "Educate, Amuse, Kill" -- but there is still some internal editorial strife on whether that is an appropriate joke or not. Fearing I won't get that one into the calendar, I use it today.)

Returning to the subject, let's take a look at what a pretty Foolish managed mutual fund would look like, and why the exception proves the rule. Let's take a look specifically at IPS Millennium Fund, a Knoxville, Tennessee no-load technology oriented fund run by Robert Loest.

Taking the Foolish motto's directives in order (and in order of importance), the first component is education, and IPS Millennium Fund satisfies. Perhaps it is the fact that the portfolio manager, Mr. Loest, is a former professor of biology that explains the level of education available on the IPS Funds site. Whatever the reason, there is a clear statement of the fund's philosophy and world view as well as a useful virtual bookstore and a Cool Links area. The cool investment links, unfortunately, do not include our site, but, then again, maybe Mr. Loest considers us to be on the wrong side of the tracks when it comes to mutual funds. Whatever -- I learned quite a bit by skipping around the site, and though I think a bit more could be provided regarding the Complex Adaptive Systems methodology that forms the framework of the fund (along with EVA), there's enough that one familiar with those concepts can know what he's investing in.

Regarding amusement, it is the Risk Disclosure: Human Language Version that first brought the fund to my attention and is well worth a read for anybody that needs a laugh. Here's an example:

"We buy scary stuff. You know, Internet stocks, small companies. These things go up and down like pogo sticks on steroids. We aren't a sector tech fund, we are a growth & income fund, but right now the Internet is where we think most of the value is. While we try to moderate the consequent volatility by buying electric utility companies, Real Estate Investment Trusts, banks and other widows-and-orphans stuff with big dividend yields, it doesn't always work. Even if we buy a lot of them. Sometimes we get killed anyway when Internet and other tech stocks take a particularly big hit. The "we" is actually a euphemism for you, got it?"

Hey, with stuff like that, what's not to like.

Of course, to many what's most attention grabbing about the fund is whether it enriches, which it certainly has. The fund has beaten the market four years running and is ahead on the race this year as well. Annualized returns since inception are 46.01%. Perhaps the Rule Breaker Portfolio should keep the immortal words of Satchel Paige in mind -- "Don't look back, someone might be gaining on you."

Especially helpful to investors is the fact that Mr. Loest provides near daily entries of his activities, so that fund shareholders are not clueless about what they own. This diary, combined with a monthly updated list of the exact holdings of the fund, provides shareholders with an excellent way to determine whether they like the direction of the fund or not. The top holdings as of the end of January included JDS Uniphase (Nasdaq: JDSU) , SanDisk Corporation (Nasdaq:
SNDK) , Vitria Technology (Nasdaq: VITR) , RealNetworks (Nasdaq: RNWK) , Cisco (Nasdaq: CSCO) , EMC Corporation (NYSE: EMC) , Yahoo! (Nasdaq: YHOO) , and an interesting selection of utility companies which, as noted above, provide a bit of stability to a company that contains a lot of pretty "scary stuff."

Is everything about the fund perfect? Of course not. The expense ratio is 1.4%, which while below the industry average, is not attractive. It's a small fund still (though it's picking up a lot of attention these days and the cash inflows that come with that), so I'd hope that the expense ratio comes down below 1% in due time. With the excellent performance of the fund, I don't imagine that shareholders are complaining about the expense ratio today, but still, that's a cost that could be lower.

If there are more funds out there like IPS Millennium, and its younger sister, IPS New Frontier Fund (just as smart and good looking), we may need to revisit whether there are truly Foolish mutual funds out there. By all means, let us know about any that measure up to the "Educate, Amuse, Enrich" criteria, and whether you'd like to see a broader treatment of managed mutual funds than what we've got up right now.

IPS Millennium Fund FAQ


Frequently Asked Questions (FAQ)


Home | FAQ | Prospectus | Applications | State Registrations | Addresses | Philosophy




                          Index: Investment Strategies

Question 1. Why Invest in the IPS Millennium Fund?

Question 2. What does it cost to invest in the Fund?

Question 3. What are Complex Adaptive Systems (CAS)?

Question 4. Why did the Fund underperform the S&P 500 so much in 1995?

Question 5. What is Economic Value Added (EVA)?

Question 6. Is there anything unique in the Fund's investment strategy, or is it a typical, mid-cap blend fund?

Question 7. Why should anyone invest in high technology, since it's so volatile?

Question 8. Does the Fund do anything special to manage the volatility  inherent in large high tech positions?

Question 9. What indexes are the best proxies for the
            Fund's  performance?

Question 10. Does the Fund do anything to  minimize  taxable  distributions  to investors?

Question 11. Does the Fund use any ethical investment screens?

Question 12. Does the Fund have any market capitalization restrictions?


                       Index: Mechanics of Fund Operations


Question 13. Is the Fund registered in all 50 states?

Question 14. Does the Fund offer SEP, SIMPLE and ROTH IRA accounts?

Question 15. Are investors also able to buy the Fund through brokerage firms, as well as directly?

Question 16. How can I keep from having to scroll back and forth horizontally in my browser to read everything?

Question 17. Can I apply  directly  on-line for an account  with IPS  Millennium
             Fund?

Question 18. I can't find the Fund's NAV in the newspaper  mutual fund listings.
             Why not?

Question 19. Where can I find more information on the IPS Millennium Fund?

Question 20. Can I invest in the Fund  elsewhere,  or must I send my investments directly to the Fund?

Question 21. Some days it looks like your NAV hasn't been updated. Do you update the NAV on the website every day?

Question 22. Can I invest in the Fund if I'm not an American citizen,  or I'm an
             American citizen living abroad?

================================================================================
                              Answers to Questions

Answer 1. Why Invest in the IPS Millennium Fund? The majority of Fund assets are positioned at the crest of what we view as the biggest waves of change affecting our civilization. This is where the highest rates of growth will be. During times of dramatic technological change, these tend to be very different industries than in the past. The Fund typically invests nearly half its assets in loosely termed "high technology", meaning computer software and hardware, advanced telecommunications & Internet technology, and Internet service and content providers. In our view, the U.S. is going through a period similar to the early 1900s, when the telephone, electric motors and automobiles were new and unfamiliar technologies, too.


Return to Table of Contents


Answer 2. What does it cost to invest in the Fund?IPS Millennium Fund is a no-load fund. This means there is no sales charge - you are buying the fund directly from the management company, without the broker's markup found in so many funds with a sales load. If you invest $1,000, every penny goes to work for you without deducting any commissions to asalesperson. All funds do, however, charge management fees. The total expense ratio for the Fund (management fee plus all other expenses) is capped at 1.40% by the adviser while the Fund is small, to protect investors from the high expense ratios typical of new or small funds.


Return to Table of Contents


Answer 3. What are Complex Adaptive Systems (CAS)? CAS refer to dynamic, evolving systems composed of many parts related in complex ways, with multiple feedback loops. They cannot be understood using reductionist thinking. Such systems respond as a whole, in ways that are not even theoretically predictable. We view the economy as a Complex Adaptive System, similar to a biological ecosystem. This results in dramatically different predictions of how society and the economy respond to changes, compared with the predictions of classically trained economists, who view the economy as a simple, predictable, controllable machine. Learning curves, corporate ecosystems, and punctuated equilibrium are some of the highly useful, purely biological concepts not derivable from classical economics, and that could easily have been used by anyone to predict Microsoft's, Intel's and Cisco's dominance of their industries. Return to Table of Contents Answer 4. Why did the Fund underperform the S&P 500 so much in 1995? The Fund began operations on Jan. 3, 1995 and did not become fully invested until May, 1995. Since the bull market began in December, 1994, the Fund underperformed the market for the first several months because of the high proportion of cash it held while the advisor waited for desirable companies to meet its buy price targets before investing. The advisor does not buy stocks at any price, but waits until a stock's price falls below a specified maximum buy price before buying it. This discipline is designed to prevent the advisor from chasing stocks at any price.


Return to Table of Contents

Answer 5. What is Economic Value Added (EVA)? Traditional GAAP accounting principles are not designed to measure the value and performance of corporations as on-going businesses, but to ensure the company's creditors that there will be enough value left in the corpse to repay any loans if the company fails. GAAP's serious shortcomings must be adjusted to correct for the sometimes dramatic distortions in asset and income measurement that it introduces, in order to obtain a more accurate measurement of the company's performance and value as a live business. EVA is a formalized approach to making these corrections to GAAP, in order to obtain a more accuract measure of the company's financial and operating health. EVA is even more important as a way to incentivize management to add value to a company's stock, instead of gaming the system to meet poorly designed accounting metrics like Earnings Per Share (EPS) or Return on Equity
(ROE). EVA was developed by, and is a trademark owned by, Stern Stewart & Co. of New York City.


Return to Table of Contents


Answer 6. Is there anything unique in the Fund's investment strategy, or is it a typical, mid-cap blend fund? We believe the Fund is the only stock mutual fund using Complex Adaptive Systems (CAS) theory as a top-down management discipline. More specifically, the Fund uses many biological and ecological concepts in the way it selects industries and specific companies. In addition, it is one of only a very few funds that exclusively uses Economic Value Added (EVA) research for fundamental operating and financial ratio analysis of its companies, and in its analysis of a company's incentive compensation programs.

Return to Table of Contents

Answer 7. Why should anyone invest in high technology, since it's so volatile? Because the long term growth rate is higher in those newer technologies that are at the leading edge of fundamental technological change. It's true that such companies are more volatile than the overall stock market, or more mature companies. That's simply the price you must pay to obtain the potential for the higher rates of growth such companies offer. Also, since most of these companies, as well as many of their industry sectors, are new, there is a greater level of uncertainty regarding their prospects. As you know, volatility in the stock market is directly proportional to uncertainty. While this is where the greatest opportunity is to be found, it is also where there are high levels of uncertainty.

Return to Table of Contents

Answer 8. Does the Fund do anything special to manage the volatility inherent in large high tech positions? The Fund is managed using an "Unequal Barbell" strategy. This means that a large percentage of the Fund's assets is invested, at one end of the barbell, in high tech companies. At the other end of the barbell, a large minority of the Fund's assets is invested in more stable, high dividend companies like Real Estate Investment Trusts (REITs), electric & gas utilities, high dividend bank stocks, and "value" stocks with relatively high dividend yields in other areas. Thus the Fund has a significant, but secondary, income component, setting it apart from most growth and capital appreciation companies, but structured differently than most Growth & Income funds.

Return to Table of Contents

Answer 9. What indexes are the best proxies for the Fund's performance? We feel the best indexes by far are the Value Line Geometric & Arithmetic Composites, found daily in The Wall Street Journal and weekly in Barron's. The reason is that they are equally weighted, versus capitalization weighted indexes like the S&P 500 Composite. Most funds and investors do not invest in proportion to a company's total stock market value (unless they are an index fund, of course), but in proportion to the company's undervaluation and risk-adjusted growth prospects, which have nothing to do with size. The S&P 500 Composite is a good proxy for the performance of the economy, but it is a poor proxy for stock market performance, other than the general, very long-term correlation between the growth of the economy and the stock market.

Return to Table of Contents

Answer 10. Does the Fund do anything to minimize taxable distributions to investors? Yes. To the maximum extent possible, consistent with prudent management, we attempt to take enough losses during the year to offset any recognized capital gains. Since the Fund's inception, it has distributed only $0.16 in long term capital gains. One of the great advantages of stocks is that capital gains are tax deferred - taxes are not paid on capital gains until the stock is actually sold. We view it as one of our primary responsibilities in the day-to-day management of the Fund to ensure our investors capture as much of this tax advantage as possible.

Return to Table of Contents

Answer 11. Does the Fund use any ethical investment screens? While the Fund is not an ethical investment according to its prospectus, it is managed by an ethical investment advisor. The advisor uses financial criteria and non-financial corporate governance screens first, then applies ethical screens to the companies that pass the primary screens. These screens are environmental, animal rights, and some social and human rights issues, as well as more traditional avoidance of alcohol, tobacco and other socially objectionable companies. The advisor's policy is not one of total avoidance of companies that fail the ethical screens, but of dialogue with management combined with the exercise of proxy votes in favor of ethical issues for those companies that seem to be moving in the right direction.

Return to Table of Contents

Answer 12. Does the Fund have any market capitalization restrictions? No. Except for microcaps (companies under $250 million market cap), the fund may own companies of any size, as long as they meet the advisor's financial and non-financial criteria. The advisor feels that restricting Fund stocks to a particular size category reduces the Fund's potential return, by reducing the universe of companies from which it can choose. The Fund's ability to separate itself from its competitors also diminishes dramatically as the lower range of size restrictions increases, since the number of companies available above $10 billion in market cap is only a tiny fraction of the total companies commonly traded. Finally, size restrictions often act to prevent the Fund from investing in the newer, information-based sectors, since a disproportionate number are young, immature, and therefore smaller companies.

Return to Table of Contents

Answer 13. Is the Fund registered in all 50 states? Please see our Disclosure page for current state registrations. If we aren't registered in your state, please call us and we will be happy to do so. Registration normally only takes a day or two. The reason we aren't registered in all states is to keep expenses low. For a small fund, registering in states when there are no investors can be very expensive, since each state charges a separate registration fee every year, and most for each fund, which can be as high as $2,000 per fund for some states.

Return to Table of Contents

Answer 14. Does the Fund offer SEP, SIMPLE and ROTH IRA accounts? Yes. Just fill out the IRA application form, and check the appropriate box. If it is a new type of IRA and there is no box to check, just write it in. You may download or print application forms directly from the Fund website's Applications Page. If you need the IRS forms, you can print them out from the Applications Page by clicking on the IRS icon and selecting the forms you need.

Return to Table of Contents

Answer 15. Are investors also able to buy the Fund through brokerage firms, as well as directly? You may do both. The Fund is currently available through Schwab's OneSource no-fee program and Fidelity's FundsNetwork no-fee plan, as well as Waterhouse and Jack White

Return to Table of Contents


Answer 16. How can I keep from having to scroll back and forth horizontally in my browser to read everything? There are two potential solutions. First, simply try reducing your browser font size. In Netscape click on OPTIONS/GENERAL/FONTS, and select a smaller size. In Microsoft IE 4.0 click on VIEW/INTERNET OPTIONS/GENERAL/FONTS, and select a smaller font size. If you have an older browser, download the new version by clicking on the appropriate icon on our splash page, or use its font adjustment option. The second option is to increase your screen resolution. In Windows 95, click on START/SETTINGS/CONTROL PANEL/DISPLAY/SETTINGS, and drag your pointer to the right to at least 800 x 600 pixels, or if you have the capability, to 1024 x 768 pixels. You can do the same in Windows 3.1 or on your Mac (check the resolution stamped on the plug from the back of your Mac to your monitor to be sure it supports higher resolutions). That should solve the problem. If you aren't able to increase the resolution above 640 x 480, you probably need a new graphics card or display adapter with at least 2 megs of memory.

Return to Table of Contents

Answer 17. Can I apply directly on-line for an account with IPS Millennium Fund? While you cannot apply directly on line, you can print out all the necessary applications in Adobe Acrobat format from our website Applications page. If you don't have it, you can download Adobe Acrobat Reader by just clicking on the Adobe icon on the Applications page. Once you've printed it, you can fill it out and send it in to the Fund with your investment check payble to "IPS Millennium Fund". Presently securities regulations, and technology limitations at Fund Custodians (usually banks), prevent us from taking full advantage of new Internet technology for online investment.

Return to Table of Contents

Answer 18. I can't find the Fund's NAV in the newspaper mutual fund listings. Why not? Newspapers download their fund NAVs from the Associated Press (AP) newswire. Mutual funds are not included in the AP download until the fund reaches $25 million in net assets or 1,000 shareowners. IPS Millennium Fund is still below those size cutoffs.

Return to Table of Contents

Answer 19. Where can I find more information on the IPS Millennium Fund? The Fund is tracked by Lipper Analytical, Morningstar, Mutual Funds Magazine, and most other independent fund ranking services. You can find information on the fund, including performance graphs, rankings, and other information on nearly any website of general investment information. There is an extensive list of the better sites on our Cool Links page, with our reviews.

Return to Table of Contents

Answer 20. Can I invest in the Fund elsewhere, or must I send my investments directly to the Fund? You can invest in IPS Millennium Fund through Charles Schwab's OneSource, Fidelity's FundsNetwork, Waterhouse, or Jack White. This allows you to buy or sell the Fund through your online brokerage account just like you would an individual stock or bond, except that we pay the transaction fees for you with Schwab or Fidelity. You pay nothing to trade. This way, you can consolidate all of your investments on one statement, with only one 1099 at the end of the year to simplify your accounting. You may also redeem and purchase shares of the Fund more easily and quickly. See our Welcome! page or Cool Links page for links to their websites.

Return to Table of  Contents

Answer 21. Some days it looks like your NAV hasn't been updated. Do you update the NAV on the website every day? Yes, we update the Net Asset Value (NAV) each day (barring rare market or software snafus). The problem is easily solved, though. You see, your browser stores the NAV page in your browser cache for quick recall. If the NAV hasn't changed, your browser is almost certainly loading the old page from your hard disk cache. All you need to do if you suspect this is to hit the 'Reload' or 'Refresh' button on your browser to update the page with the latest information.

Return to Table of Contents


Answer 22. Can I invest in the Fund if I'm not an American citizen, or I'm an American citizen living abroad? Anyone may invest in the Fund. There are no restrictions due to nationality. For American citizens there are no restrictions due to residence abroad. Return to Table of Contents


Have a question we haven't answered? E-mail us!



Copyright 1997-2000, IPS Advisory, Inc., Fund Advisor. All rights reserved.

                       IPS MILLENNIUM FUND ASSET ALLOCATION


                                TABLE OF CONTENTS

                          1. ASSET CATEGORY ALLOCATION
                            -------------------------

                                (UPDATED MONTHLY)
                 2. BREAKDOWN OF STOCKS BY MARKET CAPITALIZATION

                  --------------------------------------------
                                (UPDATED MONTHLY)
                    3. STOCK ALLOCATION BY INVESTMENT SECTOR

                      -------------------------------------
                      (COMPLETE PORTFOLIO UPDATED MONTHLY)


      HOME | FAQ | 1999 ANNUAL REPORT | 1999 SEMIANNUAL REPORT | PROSPECTUS
      ---- --- ------------------ ---------------------- ----------

         | APPLICATIONS | STATE REGISTRATIONS | ADDRESSES | PHILOSOPHY
           ------------ ------------------- --------- ----------



================================================================================
                              FUND ASSET ALLOCATION
                            AS OF FEBRUARY 29, 1999

                    ASSET                       PORTFOLIO %

                   Cash & Equivalents               9.6%

                   U.S. Stocks                     90.4%

                   Foreign Stocks                   0.0%

                   Bonds, Notes & Bills             0.0%




                             GO TO TABLE OF CONTENTS
================================================================================


                      FUND ASSETS BY MARKET CAPITALIZATION
                            AS OF FEBRUARY 29, 2000

MARKET CAP                                 PORTFOLIO %

  Large cap stocks (>$10b)                  50.00%

  Mid-cap stocks ($1b - $10b)               43.18%

  Small cap stocks (<$1b)                    6.82%

METRIC                                      $ VALUE

  TOTAL ASSETS                              $341.4 MILLION

  MEDIAN MARKET CAP                         $ 9.1 BILLION

  WEIGHTED AVERAGE MARKET CAP               $ 34.8 BILLION


================================================================================


                      NOTE: DUE TO VERY LARGE OUTLIERS LIKE
                      MICROSOFT, MEDIAN MARKET CAP MAY BE A
                     BETTER MEASURE OF HOW THE FUND'S STOCKS
                    ARE DISTRIBUTED BY SIZE THAN IS WEIGHTED
                               AVERAGE MARKET CAP.



                             GO TO TABLE OF CONTENTS

================================================================================


                      STOCK ALLOCATION BY INVESTMENT SECTOR
                             AS OF FEBRUARY 29, 2000

           [graphic pie chart appears here, and is represented below]


Software            24.35%                   ISPs                 1.00%
Services             4.50%                   Telecommunications  15.75%
ECommerce            4.5%                    Cmptr networking    15.40%
Utilities           17.50%                   Financial            0.20%
                                             Cash                 9.60%
                                             Semi-Conductors      6.60%
                                             Cable                0.60%


THIS CHART IS A VISUAL REPRESENTATION OF THE SECTORS REPRESENTED IN OUR PORTFOLIO. SOME PERCENTAGES MAY DIFFER AS VARIOUS SECTORS MAY BE COMBINED.


================================================================================


                      STOCK ALLOCATION BY INVESTMENT SECTOR
                               FEBRUARY 29, 2000

COMPANIES OWNED
                                                          +/-   # OF Shares   COST ($000)  VALUE ($ 000)    %Gain     PORTFOLIO %
                                                          ---   -----------   -----------  -------------    -----     -----------

  CABLE                                                                                                                 0.6%

       Comcast Corp. (CMCSK.O)                                     30,000      1,438           1,275        -11%        0.4%
       Cox Communications (COX.N)                                  20,000        882             909         +3%        0.3%

  COMPUTER & INTERNET EQUIPMENT                                                                                        15.4%

       Alteon Websystems (ATON,O)                                   5,000       501              449        -10%        0.1%
       Cisco Systems (CSCO.O)                                      50,000     2,548            6,609       +159%        1.9%
       E Digital (EDIG.O)                                    +     20,000       297              294         -1%        0.1%
       EMC Corp (EMC.N)                                            50,000     1,945            5,950       +206%        1.7%
       Juniper Networks (JNPR.O)                                   15,000       815            4,115       +405%        1.2%
       Network Appliance, Inc (NTAP,O)                             30,000     2,844            5,663        +99%        1.7%
       Radio Frequency Microdevices (RFMD.O)                       40,000     2,164            5,533       +156%        1.6%
       Sandisk (SNDK.O)                                      +    160,000     8,463           14,240        +68%        4.2%
       Sun Microsystems (SUNW.O)                                   30,000     1,649            2,858        +73%        0.8%
       Sycamore Networks (SCMR.O)                            +     20,000     2,359            2,960        +25%        0.9%
       Terayon Communications (TERN.O)                             15,000       677            3,857       +470%        1.1%

  INDEPENDENT POWER PRODUCERS                                                                                           3.9%

        AES Corp (AESN.N)                                          50,000     2,644            4,191       +58%        1.2%
        Calpine (CPN.N)                                           100,000     3,100            9,150      +195%        2.7%

  UTILITIES                                                                                                           12.4%

       California Water (CWT.N)                              +     50,000     1,374            1,344      -2.2%        0.4%
       Cleco Corp. (CNL.N)                                   +     80,000     2,621            2,560      -2.3%        0.7%
       Dominion (D.N)                                        +    170,000     7,280            6,237       -14%        1.8%
       DPL Group (DPL.N)                                     +    140,000     2,689            3,010       +12%        0.9%
       Duke Energy (DUK.N)                                   +    170,000     9,129            8,245      -9.7%        2s.4%
       Edison International (EIX.N)                          +     50,000     1,303            1,316      +1.0%        0.4%
       First Energy (FE.N)                                   +     90,000     1,999            1,682       -16%        0.5%
       Florida Progress (FPC.N))                             +     50,000     2,223            2,131        -4%        0.6%
       NIsource (NI.N)                                       +    120,000     2,242            1,552       -34%        0.5%
       Nstar (NST.N)                                         +     90,000     3,715            3,684       -.8%        1.1%
       Peco Energy (PE.N)                                    +    130,000     5,125            4,850        -5%        1.4%
       Reliant (REI.N)                                       +    150,000     3,805            3,084       -19%        0.9%
       Southern (SO.N)                                       +    120,000     2,926            2,663        +9%        0.8%

  FINANCIAL & BROKERAGE                                                                                                0.2%

       North Fork Bankcorp (NFB.N)                                 15,000       308              246       -20%        0.1%
       E*Trade Group (EGRP.O)                                      6,300        101              155       +53%        0.0%
       TrustCo Bank of NY (TRST.O)                                 27,600       296              306        +3%        0.1%

  INTERNET COMMERCE                                                                                                    4.5%

       Ebay (EBAY.O)                                               5,000        719              717       -4%         0.2%
       FreeMarkets (FMKT.O)                                        10,000     2,570            1,742      -32%         0.5%
       GoTo.Com (GOTO.O)                                     +     20,000     1,603            1,273      -21%         0.4%
       Internet Capital Group (ICGE.O)                             10,000       825            1,058      +28%         0.3%
       Liquid Audio (LQID.O)                                 +     10,000       294              255      -13%         0.1%
       Preview Systems (PRVW.O)                              +     5,000        260              265       +2%         0.1%
       Purchase Pro (PPRO.O)                                 +     15,000     1,862            1,829     -0.2%         0.5%
       VerticalNet Inc. (VERT.O)                             +     10,000     2,027            2,200       +9%         0.6%
       Verisign (VRSN.O)                                           24,000       792            6,072     +667%         1.8%

  SOFTWARE: ELECTRONIC COMMERCE                                                                                       12.4%

       Ariba Inc (ARBA.O)                                          10,000       865            2,645     +206%         0.8%
       BroadVision (BVSN.O)                                        30,000       573            7,577   +1,222%         2.2%
       DoubleClick (DCLK.O)                                  +     40,000     2,815            3,553     +262%         1.0%
       Interactive Pictures (IPIX.O)                               34,225       519            1,129     +118%         0.3%
       Intertrust Technologies (ITRU.O)                            60,000     4,314            5,096      +18%         1.58%
       Phone.com (PHCM.O)                                    +     45,000     5,134            6,283      +22%         1.8%
       Portal software (PRSF.O)                              +     50,000     2,138            3,756      +76%         1.1%
       724 Solutions (SNVX.O)                                +     10,000     1,526            1,883      +23%         0.6%
       SilkNet (SILK.O)                                            30,000     2,710            6,722     +142%         2.0%
       Software.com (SWCM.O)                                 +     40,100     2,321            3,860      +66%         1.1%

  INTERNET SERVICE PROVIDERS                                                                                           0.9%

       America On Line (AOL.N)                                     50,000     1,321            2,950     +123%         0.9%

  NATURAL GAS UTILITIES                                                                                                1.2%

       Enron (ENE.N)                                               60,000     1,586            4,140     +161%         1.2%

  SEMICONDUCTOR MANUFACTURING                                                                                          6.6%

       Analog Devices (ADI.N)                                      20,000       506            3,140     +521%         0.9%
       Broadcom (BRCM.O)                                           30,100     1,017            5,941     +484%         1.7%
       National Semiconductor (NSM.N)                              50,000     1,585            3,756     +137%         1.1%
       QLogic (QLGC.O)                                             32,000       436            4,992     +1,046        1.5%
       Xilinx Inc. (XLNX.O)                                        60,000     2,836            4,785     +69%          1.4%

  SERVICES, INTERNET & MISC.                                                                                           4.5%

       Akamai Technology (AKAM.O)                            +     10,000     2,311            2,613     +13%          0.8%
       Ask Jeeves (ASKJ.O)                                   +     10,000       818              804      -2%          0.2%
       HearMe, Inc. (HEAR.O)                                 +     10,000       262              208     -21%          0.1%
       Healtheon WebMD (HLTH.O)                              +     50,000     3,407            2,766     -19%          0.8%
       Inktomi (INKT.O)                                      +     10,000     1,134            1,371     +21%          0.4%
       Network Solutions (NSOL.O)                                   4,000       320            1,290    +303%          0.4%
       Yahoo! (YHOO.O)                                       +     40,000     2,522            6,388    +153%          1.9%

  SOFTWARE                                                                                                            11.9%

       Interwoven (IWOV.O)                                   +     30,000     4,275            4,485      +5%          1.3%
       Micromuse Inc. (MUSE.O)                               +     40,000     3,531            5,673     +61%          1.7%
       Microsoft (MSFT.O)                                    +     30,000     1,914            2,681     +40%          0.8%
       RealNetworks (RNWK.O)                                 +     80,000     3,910            5,625     +44%          1.6%
       TIBCO (TIBX.O)                                        +     20,000     1,862            2,620     +41%          0.8%
       Tumbleweed Comm. (TMWD.O)                                   30,000     1,425            2,280     +60%          0.7%
       Veritas (VRTS.O)                                            30,000      754             5,936    +687%          1.7%
       Vitiria (VITR.O)                                            60,000     2,412           11,318    +369%          3.3%

  TELECOMMUNICATIONS SERVICES & EQUIPMENT                                                                             15.7%

       Aldelphia Business Solutions (ABIZ.O)                       30,000     1,163            1,541     +32%         0.5%
       Aether Systems (AETH.O)                               +     10,000     2,326            2,584     +11%         0.8%
       Clarent Corp. (CLRN.O)                                +     30,000     1,701            3,278     +93%         1.0%
       Covad Communications (COVD.N)                         +     30,000     1,777            2,708     +52%         0.8%
       Efficient Networks (EFNT.O)                                 10,000       465            1,613     +245%        0.5%
       Global Crossing (GBLX.O)                              +     70,000     2,794            3,553     +27%         1.6%
       Globalstar Telecommunications (GSTR.O)                +     80,000     3,355            3,730     +11%         1.1%
       JDS Uniphase (JDSU.O)                                       60,000     1,001           15,825   +1,481         5.6%
       Level Three Comm. (LVLT.O)                            +     30,000     2,586            3,416     +32%         1.0%
       Metromedia Fiber Network (MFNX.O)                           30,000     1,376            2,157     +57%         0.6%
       Net2Phone (NTOP.N)                                    +     30,000     2,844            5,663     +99%         1.7%
       Nextel (NXTL.O)                                             30,000     2,345            4,089     +74%         1.2%
       Qualcomm, Inc (QLCM.O)                                +     25,000     3,147            3,561     +13%         1.0%
       MCI WorldCom (WCOM.O)                                 +     30,000       861            1,339     +56%         0.4%
       Qwest Communications (Q.N)                            +     70,000     2,269            3,246     +43%         1.0%
       Sprint PCS (PCS.N)                                    +     50,000     1,171            2,588     +121%        0.8%

        +/- = INCREASE (+) OR DECREASE (-) IN HOLDINGS SINCE LAST MONTH.


NOTE: FOR MORE  DETAILED  INFORMATION,  INCLUDING  DISTRIBUTIONS  AND  TURNOVER,
 PLEASE SEE THE PROSPECTUS, OR CALL 800.249.6927 FOR THE MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT, OR VIEW THE MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT IN ADOBE FORMAT ON THE WEB SITE FROM THE INDEX PAGE.

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